EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

Affiliates	Jurisdiction of Formation
56th and Lone Mountain, L.L.C.	Arizona
66 Windward Cove Acquisition Company, LLC	Delaware
7601 River Road, Inc.	Delaware
Andrea’s Court, LLC	Puerto Rico
Anthem Arizona L.L.C.	Arizona
Armor Assurance Company	Vermont
Asset Seven Corp.	Arizona
Batchellors Forest, LLC	Delaware
Bay Vista At Meadow Park, L.P.	California
BC Stafford, LLC	Delaware
Benicia CS Developers, LLC	Delaware
Butterfield Properties LLC	Ohio
Castellina at Wellington, LLC	Delaware
Centerline Georgia Investor III LLC	Delaware
Centex Construction of New Mexico, LLC	Delaware
Centex Corporation	Nevada
Centex Crown Holding, LLC	Delaware
Centex Development Company, L.P.	Delaware
Centex Employee Relief Fund	Texas
Centex Financial Services, LLC	Nevada
Centex Homes	Nevada
Centex Homes Crown LLC	Delaware
Centex Homes Marketing, Inc.	Georgia
Centex Homes of California, LLC	Delaware
Centex Homes Realty Company	Nevada
Centex Homes Westside Urban Renewal I, LLC	New Jersey
Centex Homes Westside Urban Renewal II, LLC	New Jersey
Centex Homes, Inc.	Texas
Centex Homes, LLC	Delaware
Centex Hospitality Group, LLC	Delaware
Centex International II, LLC	Nevada
Centex Mortgage, Title and Insurance Group, LLC	Delaware
Centex Multi-Family Communities, LLC	Delaware
Centex Multi-Family Company	Nevada
Centex Multi-Family Investments, L.P.	Delaware
Centex Multi-Family St. Pete Holding Company, L.L.C.	Delaware
Centex Multi-Family Upper Landing, LLC	Delaware
Centex Real Estate Construction Company	Nevada
Centex Real Estate Corporation	Nevada
Centex Real Estate Holding, L.P.	Delaware
Centex Realty, Inc.	Florida
Centex Service Company II, LLC	Delaware
Centex Service Company, LLC	Nevada
Centex Title & Ancillary Services, LLC	Nevada
Centex Trust I	Delaware
Centex Trust II	Delaware
Centex/Taylor, LLC	Delaware
Chandler DJ Basin, LLC	Michigan
Chandler Natural Resources Corporation	Michigan
CL Ocean Villas, LLC	Delaware
Claremont Hills LLC	Delaware
Clevengers Village Utility, Inc.	Virginia

Affiliates	Jurisdiction of Formation
Commerce Escrow Company, LLC	Delaware
Commerce Land Title Agency, LLC	Ohio
Commerce Title Insurance Company	California
Conestoga Golf Club LLC	Nevada
Contractors Insurance Company of North America, Inc., a Risk Retention Group	Hawaii
Controladora PHC, S. DE R.L. DE C.V.	Mexico
Corona Land Company, LLC	Delaware
Corte Bella Golf Club, LLC	Michigan
Creekside at Meadow Park, L.P.	California
Creekside II Development, LLC	Delaware
CTX Holding Company	Nevada
CTX Mortgage Company, LLC	Delaware
Dean Realty Company	Michigan
Del E. Webb Development Co., L.P.	Delaware
Del E. Webb Land Conservancy	Arizona
Del Webb Building Products LLC	Michigan
Del Webb California Corp.	Arizona
Del Webb Communities of Illinois, Inc.	Arizona
Del Webb Communities of Virginia, Inc.	Arizona
Del Webb Communities, Inc.	Arizona
Del Webb Community Management Co.	Arizona
Del Webb Construction Services Co.	Arizona
Del Webb Corporation	Delaware
Del Webb Home Construction, Inc.	Arizona
Del Webb Homes, Inc.	Arizona
Del Webb Limited Holding Co.	Arizona
Del Webb Southwest Co.	Arizona
Del Webb Texas Limited Partnership	Arizona
Del Webb's Coventry Homes Construction Co.	Arizona
Del Webb's Coventry Homes of Nevada, Inc.	Arizona
Del Webb's Coventry Homes, Inc.	Arizona
Del Webb's Spruce Creek Communities, Inc.	Arizona
Desarrolladores Urbanos (Canovanas), LLC	Puerto Rico
DiVosta Building, LLC	Michigan
DiVosta Homes Holdings, LLC	Delaware
DiVosta Homes, L.P.	Delaware
DR Super Block 1 South, LLC	Delaware
DW Homebuilding Co.	Arizona
East Franklin Implementation Group, LLC	California
Edinburgh Realty Corporation	Michigan
Eureka Escondido, LLC	Delaware
Evergreen-Hunt & Merrill Ranch, L.L.C.	Arizona
Fair Chase Development LLC	Delaware
Fallsgrove Associates LLC	Maryland
Florida Building Products, LLC	Michigan
Fort Lincoln-Pulte Limited Liability Company	District of Columbia
FRCS LLC	Arizona
Fox & Jacobs, Inc.	Texas
GI Development Business Trust	Massachusetts
Grand Place Hayward, LLC	California
Grayhaven Estates Limited, L.L.C.	Michigan
Great Island Community, LLC	Michigan
Guaranteed Mortgage Corporation III	Michigan
H.D. Whispering Creek, L.L.C.	Maryland

SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates	Jurisdiction of Formation
Hilltop Farms Development, LLC	Michigan
Homeland CC, LLC	Maryland
Homeland PG, LLC	Maryland
HTPD, LLC	Delaware
HydroSource Acquisitions, Inc.	Michigan
Independent General Agency, Inc.	Texas
Integrated Trade Services, LLC	Nevada
Jersey Meadows LLC	New Jersey
JMB NO. 2, L.L.C.	Missouri
JNN Properties LLC	Michigan
John Crosland Company	North Carolina
Joliet Mortgage Reinsurance Company	Vermont
Kyle Acquisition Group, LLC	Nevada
Lansdowne Community Development LLC	Virginia
LCD Communications LLC	Virginia
Lennar Centex Del Rio Partners, LLC	Delaware
LMC Holding Company, LLC	Delaware
Marina Community Partners, LLC	Delaware
Marquette Title Insurance Company	Vermont
Mayaguez Partners, LLC	Puerto Rico
MCS Mountain Road, LLC	Maryland
Meadowbrook Development Company, LLC	Delaware
Nomas Corp.	Nevada
North American Builders Indemnity Company	Hawaii
North Valley Enterprises, LLC	Nevada
Novato Community Partners, LLC	California
Openband At Lansdowne L.L.C.	Virginia
PC/BRE Springfield L.L.C.	Delaware
PC/BRE Venture L.L.C.	Delaware
PC/BRE Whitney Oaks L.L.C.	Delaware
PCD Realty LLC	Arizona
PCIC Corporation	Michigan
PGP Title of Florida, Inc.	Florida
PGP Title, Inc.	Nevada
PH Arizona LLC	Michigan
PH Relocation Services LLC	Michigan
PH Trust I	Delaware
PH Trust II	Delaware
PH1 Corporation	Michigan
PH3 Corporation	Michigan
PH4 Corporation	Michigan
PHC Title Corporation	Michigan
PHNE Business Trust	Massachusetts
PHS Virginia Holdings, LLC	Michigan
PHS Virginia Limited Partnership	Michigan
PHT Building Materials Limited Partnership	Michigan
PHT Operating Company LLC	Michigan
PHT Title Agency, L.P.	Texas
PHT Title Corporation	Michigan
PIMI Holdings LLC	Michigan
PL ROSEVILLE, LLC	California
PN II, Inc.	Nevada
PN III, LLC	Delaware
Potomac Yard Development LLC	Delaware
Potomac Yard Development Sole Member LLC	Delaware

SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates	Jurisdiction of Formation
Preserve I, Inc.	Michigan
Preserve II, Inc.	Michigan
Pulte Arizona Services, Inc.	Michigan
Pulte Aviation I LLC	Michigan
Pulte Braintree LLC	Massachusetts
Pulte Building Products LLC	Michigan
Pulte Building Services LLC	Delaware
Pulte Building Systems Holding Company, L.L.C.	Nevada
Pulte Building Systems, L.L.C. (AZ)	Arizona
Pulte Building Systems, L.L.C. (NV)	Nevada
Pulte Chile Corporation	Michigan
Pulte Communities NJ, Limited Partnership	Michigan
Pulte Development Corporation	Michigan
Pulte Development New Mexico, Inc.	Michigan
Pulte Diversified Companies, Inc.	Michigan
Pulte Financial Companies, Inc.	Michigan
Pulte Financial Services LLC	Michigan
Pulte Georgia Holdings LLC	Michigan
Pulte Home Corporation	Michigan
Pulte Home Corporation of The Delaware Valley	Michigan
Pulte Home Sciences LLC	Michigan
Pulte Home Sciences of Virginia, LLC	Michigan
Pulte Homes of Greater Kansas City, Inc.	Michigan
Pulte Homes of Indiana, LLC	Indiana
Pulte Homes of Maryland LLC	Maryland
Pulte Homes of Michigan LLC	Michigan
Pulte Homes of Minnesota LLC	Minnesota
Pulte Homes of New England LLC	Michigan
Pulte Homes of New Mexico, Inc.	Michigan
Pulte Homes of New York LLC	Delaware
Pulte Homes of NJ, Limited Partnership	Michigan
Pulte Homes of Ohio LLC	Michigan
Pulte Homes of PA, Limited Partnership	Michigan
Pulte Homes of South Carolina, Inc.	Michigan
Pulte Homes of St. Louis, LLC	Nevada
Pulte Homes Tennessee Limited Partnership	Nevada
Pulte Homes of Texas, L.P.	Texas
Pulte Interiors, Inc.	Michigan
Pulte International Building Corporation	Michigan
Pulte International Caribbean Corp.	Michigan
Pulte International Caribbean II, Limited Partnership	Michigan
Pulte International Corporation	Michigan
Pulte International Mexico Limited Partnership	Michigan
Pulte Land Company, LLC	Michigan
Pulte Michigan Services, LLC	Michigan
Pulte Midwest Title, Inc.	Arizona
Pulte Minnesota Holdings, LLC	Cayman Islands
Pulte Mortgage LLC	Delaware
Pulte Nevada I LLC	Delaware
Pulte Payroll Corporation	Michigan
Pulte Purchasing Corporation	Michigan
Pulte RC, LLC	Michigan
Pulte Real Estate Company	Florida
Pulte Realty Holdings, Inc.	Michigan
Pulte Realty Limited Partnership	Michigan

SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates	Jurisdiction of Formation
Pulte Realty of Connecticut, Inc.	Michigan
Pulte Realty of New York, Inc.	New York
Pulte Realty of South Jersey, Inc.	Michigan
Pulte Realty, Inc.	Florida
Pulte SA Corporation	Michigan
Pulte Services California LLC	Michigan
Pulte Services Corporation	Michigan
Pulte SRL Holdings LLC	Michigan
Pulte Texas Holdings LLC	Michigan
Pulte Title Agency of Minnesota, L.L.C.	Minnesota
Pulte Title Agency of Ohio, Limited Liability Company	Ohio
Pulte Urban Renewal, LLC	New Jersey
Pulte.com, Inc.	Michigan
Pulte/BP Murrieta Hills, LLC	California
Radnor Homes, Inc.	Michigan
Rancho Diamante Investments, LLC	California
Residencias del Norte Limitada	Chile
Riverpark Legacy, LLC	Delaware
Riverwood Golf Club, LLC	Delaware
RN Acquisition 2 Corp.	Nevada
Santa Clarita 700, LLC	Delaware
Selective - Delaware, L.L.C.	Delaware
Shiloh Farm Investments, LLC	Maryland
Shorepointe Village Homes, L.L.C.	Michigan
South Natick Hills, LLC	Michigan
Southport Development LLC	Delaware
Spa L Builders LLC	California
Springfield Golf Resort, L.L.C.	Arizona
Stetson Venture II, LLC	Arizona
Stone Creek Golf Club LLC	Florida
Sun City Title Agency Co.	Arizona
Sun State Insulation Co., Inc.	Arizona
Sun City Title Agency Co., LLC	Delaware
Tallmadge Woods STP Associates LLC	New York
Terravita Home Construction Co.	Arizona
The Jones Company Building Services, LLC	Nevada
The Ridings Development LLC	Delaware
Title Plant Corporation	Arizona
Trade Partners Scholarship Fund	Michigan
Triple Creek, LLC	Delaware
Umerley Manor Oaks LLC	Maryland
Upper Gwynedd Development, Limited Partnership	Michigan
VII Crown Farm Owner, LLC	Delaware
West Hyattsville Metro Development LLC	Delaware
Westland Acres Development, L.L.C.	Missouri
WH on Your Lot, LLC	Delaware
Wil Corporation	Michigan
Williams’ Fields at Perry Hall, L.L.C.	Maryland
Windemere BLC Land Company LLC	California
Woodfield Community, LLC	Delaware

SUBSIDIARIES OF THE REGISTRANT (continued)